Exhibit 99
2012 Annual MeetingDecember 2012
Patrick W. Bevack President and Chief Executive Officer
Forward-Looking Statement Disclosure 3 When used in this presentation the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including changes in economic conditions in United Community's market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in Home Savings' market area, and competition, that could cause actual results to differ materially from results presently anticipated or projected. United Community cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. United Community advises readers that the factors listed above could affect United Community's financial performance and could cause United Community's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. United Community undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made. Actual results may differ materially from our statements due to a number of risks and uncertainties, including those described in the Company's Form 10-K for the year ended December 31, 2011 and subsequent filings. Please refer to these SEC documents for a complete list of risk factors.
Non-GAAP Financial Measures 4 This presentation contains financial information determined by methods other than those prescribed by accounting principles generally accepted in the United States of America ("GAAP"). Management uses these non-GAAP financial measures because it believes that they are useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance. Management believes these non-GAAP financial measures provide users of our financial information with meaningful measures for assessing our financial results, as well as a comparison to financial results for prior periods. These non-GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies. A reconciliation of the differences between our non-GAAP financial measures and the most comparable GAAP measures accompanies the use of such non- GAAP financial measures within the body of this presentation.
Review of Financial Performance Asset Quality 3Q '10 4Q '10 1Q '11 2Q '11 3Q '11 4Q '11 1Q '12 2Q '12 3Q '12 East 249046 261708 251002 285532 264712 253914 225112 196617 78579 Classified Assets($000's) 5 Reduced classified assets from $250 million to $79 million, or a reduction of $170 million over the last two yearsClassified Assets is comprised of Classified Loans plus Real Estate Owned (REO) and repossessed assetsClassified Loans are loans that have a well-defined weakness
Review of Financial Performance (cont.) Asset Quality 3Q '10 4Q '10 1Q '11 2Q '11 3Q '11 4Q '11 1Q '12 2Q '12 3Q '12 East 183010 179867 188729 182774 172398 156581 138965 139307 66763 Nonperforming Assets($000's) 6 We reduced nonperforming assets from $183 million to $67 million, or a $136 million improvement over the last two yearsNonperforming Assets includes Nonperforming Loans plus REO and repossessed assetsNonperforming Loans include loans that are 90 days past due and nonaccrual loans
Review of Financial Performance (cont.) Stock Price 3Q '10 4Q '10 1Q '11 2Q '11 3Q '11 4Q '11 1Q '12 2Q '12 3Q '12 East 1.33 1.34 1.33 1.27 1.35 1.27 2.44 2.98 3.49 Stock PriceSeptember 30, 2010 through September 30, 2012 7 The stock price improved from $1.33 per share at the end of the third quarter of 2010 to $3.49 at the end of the third quarter of 2012UCFC's market capitalization at the end of the third quarter of 2010 was $41.1 million, rising to $114.8 million at the end of the third quarter of 2012
Review of Financial Performance (cont.) Stock Price % Price Change Compared to SNL U.S. Bank and Thrift September 30, 2010 through September 30, 2012 UCFC's stock price performance was significantly better than the average of other banks and thrifts over the past two years
James R. Reske Chief Financial Officer and Treasurer
Operations 34 Branches and 8 Loan Production Offices Headquartered in Youngstown, Ohio, but its market area extends across northern Ohio and into western Pennsylvania Company Overview Utica Shale Marcellus Shale BranchesHeadquarters 2012 Ohio Deposit Market Share Total Deposits in Market: $1.5 billion 2012 Youngstown-Warren MSA Deposit Market ShareTotal Deposits in Market: $908 million 10

UNITED COMMUNITY FINANCIAL CORP.

Major Accomplishments in 2012

Bulk Loan Sale

Third Quarter 2012

- In the first half of 2012, the Company reduced classified assets by $57.3 million
- Home Savings successfully completed a bulk sale of a substantial amount of the Bank's troubled loans, along with other assets, to an unrelated party on September 21, 2012
- As a result of the transaction, the Bank has now exceeded the asset quality targets set forth in its recent Consent Order
  - The bulk sale lifted $92.7 million of classified assets off the books
  - The Consent Order required the Bank to reduce total adversely classified assets to a level at or below:
    - $219.2 million by September 30, 2012
    - $146.0 million by March 31, 2013
  - Post sale, classified assets were approximately $78.6 million at September 30, 2012 compared to their peak of $291.5 million at May 31, 2011
- The Company recorded a $29.4 million loss in the third quarter, along with other transaction related expenses
  - The Bank's tier 1 leverage ratio remains over 8%, despite the loss

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Review of Financial Performance UCFC Earnings Analysis (1) Earnings prior to tax, loan loss provision and other items Provision expense Goodwill charge Key Income tax UCFC's ability to generate pre- tax, pre-provision earnings has helped to offset the effect of loan loss provision expense over the course of this credit cycleThe wave of the credit cycle is demonstrated in UCFC's provision expense Butler Wick Earnings Notes: 1. The table above contains certain financial information determined to be a presentation not in accordance with GAAP. We have provided information about significant events that occurred during the period because we believe this information is useful to both investors and management and aids in the overall understanding of their impact on the Company's overall performance. Users should consider this financial information a supplementary tool for analysis purposes and not substitute it for GAAP net income 12 ($MM): $24.1 $4.1 ($35.3) ($16.8) ($37.3) $0.2 ($23.0) 2006 2007 2008 Net Income 2009 2010 2011 Thru 9/30/12 Bulk Sale Provision 2006 2007 2008 2009 2010 2011 YTD MSR -25.3 -49.1 -62.4 -24.7 -7.8 Securities charge Goodwill -33.6 -29.4 Provision expense -4.3 -28.8 HSL income prior to tax, provision and extraordinary items 39.7 31.4 18.4 26.2 24.9 24.9 11.4 Tax -12.4 -0.9 3.2 0.2 2.8 1.2

UNITED COMMUNITY FINANCIAL CORP.

Capital

Capital Ratios

Capital Adequacy at Home Savings

- Home Savings' Tier 1 leverage ratio was in excess of the 8.0% minimum imposed under the terms of the Bank Cease and Desist Order until the fourth quarter of 2010
- Under the terms of the Bank C&D, if the capital ratio falls below the level set forth in the C&D, Home Savings has 90 days in which to bring the capital ratio back above those levels
- Because Home Savings' Tier 1 leverage ratio was 8.44% as of March 31, 2011, Home Savings was not in violation of its C&D
- The Consent Order raised the minimum Tier 1 Leverage Ratio to 9.0%
  - The Bank obtained regulatory concurrence to regain its 9.0% Tier 1 Leverage ratio by 3/31/2013

Tier 1 Leverage Ratio (Core Capital / Average Assets)

Home Savings


C&D(1)
Consent Order(2)
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3Q'08 4Q'08 1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 4Q'10 1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12
Consent Order 9.0%
C&D 8.0%
"Well-Capitalized"(3) 5.0%

Total Risk-Based Capital to Risk-Weighted Assets

Home Savings


C&D(1)
Consent Order(2)
3Q'08 4Q'08 1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 4Q'10 1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12
C&D / Consent Order 12.0%
"Well-Capitalized"(3) 10.0%

Notes:
1. The Bank C&D was issued in August 2008, and its capital requirements went into effect as of 12/31/08
2. On March 30, 2012, the C&D was terminated and the Bank was issued a Consent Order
3. Home Savings has been deemed "adequately capitalized" for regulatory purposes

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Loan Portfolios Reduction of Construction Loans by 87.3%; Commercial Real Estate by 57.5% Unlike a typical thrift, UCFC's loan portfolio is diversified into a number of different asset classesUCFC's loan portfolio has contracted by $1.1 billion since year-end 2008Reflects strategic intent to preserve capital and pull back from higher-risk lending areas Loan Portfolio Detail Total Loans as of 9/30/2012Total: $1.1 billion 14 Total Loans as of 12/31/2008Total: $2.2 billion

UNITED COMMUNITY FINANCIAL CORP.

- Brokered CDs:
  - 12/31/2008 - $145.2 million
  - 9/30/2012 – none
- Step CDs are 42-month CDs that were offered at the time the C&D was announced
  - Approx. $140 million were issued
  - All have matured by the end of the quarter of 2012
  - Re-funding the Step CDs at prevailing market rates has helped reduce the Bank's total cost of funds
- Total cost of deposits was 0.66% at September 30, 2012

Funding Detail

"De-Risking" the Balance Sheet

Reduced Reliance on Time Deposits while Increasing Core Deposits

Deposits & Borrowings as of 12/31/2008

Total Deposits: $1.9 billion

Total Borrowings: $462.9 million


Overnight Borrowings, $181.7, 8%
Total Checking, $205.7, 9%
Money Market, $273.4, 11%
Savings, $181.6, 8%
CDs, $1,055.3, 45%
Step CDs, $142.2, 6%
Jumbo CDs, $27.8, 1%
Term Borrowings, $281.2, 12%

Rate Schedule			
Total Checking	0.39%	Step CDs	4.00%
Money Market	2.76%	Jumbo CDs	4.00%
Savings	0.45%	Team Borrowings	4.28%
CDs	4.29%	Overnight Borrowings	2.07%
Core Deposits : 1.43%		Cost of Funds : 3.27%	

Deposits & Borrowings as of 9/30/12

Total Deposits: $1.5 billion

Total Borrowings: $140.6 million


Term Borrowings, $140.6, 8%
Overnight Borrowings, $0.0, 0%
Total Checking, $288.2, 18%
Money Market, $345.4, 21%
Savings, $259.6, 16%
CDs, $584.0, 36%
Step CDs, $0.0, 0%
Jumbo CDs, $13.5, 1%

Rate Schedule			
Total Checking	0.07%	Step CDs	NA
Money Market	0.34%	Jumbo CDs	1.69%
Savings	0.13%	Term Borrowings	3.87%
CDs	1.35%	Overnight Borrowings	NA
Core Deposits : 0.19%		Cost of Funds : 1.06%	

Notes:
1. Includes term FHLB borrowings and term repos
2. Jumbo CDs defined as CDs > $250,000
3. Core Deposits includes all non-time deposits
4. All cost of funds figures are on an annual basis year to date for the period ended

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Going Forward

United Community Financial Corp.

- Take advantage of the Company's sweet spot:
  - Small enough to be close to the customer
  - Large enough to offer a full product suite

Going Forward

Vision for the Future

Assets

- More granular (smaller credits)
- More diversified (no concentrations)
- More commercial in nature, including small business

Funding

- Emphasize core deposits and deep customer relationships
- Grow at a rate we can fund profitably

Income Statement

- Diversify income stream away from spread income
  - Maximize fee income
  - Mortgage servicing income
  - Title Company joint venture
  - Investment Advisory business
- Operate a cost-effective franchise
  - Combined certain areas (e.g., consumer and mortgage collections)
  - Restructured retail division
  - Engaged in ongoing review of operational efficiencies

Culture

- A strong community bank culture in all markets we serve
  - Loyal customer base
- A company built on providing exceptional levels of personal service
  - More services to each customer
  - Ease of obtaining service
  - Linked loan and deposit services

17

UNITED COMMUNITY FINANCIAL CORP.

# Questions

United Community Financial Corp.

NASDAQ: **UCFC**

www.UCFCONLINE.com

www.HOMESAVINGS.com

Headquarters

275 West Federal Street

Youngstown, Ohio 44503

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Appendix
Asset Quality Trends Overview of the Last Four Quarters 20 Appendix
Asset Quality Trends ($000) Asset Quality Trends (cont.) Appendix 21 Note: 1. Non-accruing TDRs are included in nonperforming loans
Asset Quality Trends (cont.) Appendix Asset Quality - UCFC Consolidated ($000) 22 Note: 1. Nonperforming assets divided by the sum of tangible common equity and the allowance for loan losses 2. Total classified assets includes classified loans, REO and repossessed assets
Mortgage Loan Delinquency Compared with State and National Averages Appendix Mortgage Delinquencies1 / Total Mortgages% 23 Delinquencies in the Company's mortgage portfolio have consistently been well below state and national averages 1.44% 8.22% 12.17% Notes: 1. Delinquencies consist of loans 30-89 days PD , 90+ days PD and nonaccruals 2. Data consists of all regulated depositories, other than those of JP Morgan, headquartered in Ohio as of December 31, 2007 3. Data consists of all regulated depositories nationwide as of December 31, 2007 Source: SNL Financial
"De-Risking" the Balance Sheet Loan Concentrations Loan Concentrations Loan Concentrations Total Commercial Real Estate Loans ($MM)% of Total Risk-Based Capital UCFC has steadily reduced its concentrations in both Construction, Land Development and Land loans and Non-Owner Occupied CRE loans"Concentrations": Institutions with significant CRE concentrations are described in regulatory guidance as those institutions reporting loans for construction, land development, and other land representing 100% or more of total capital; or institutions reporting total CRE loans representing 300% or more of total capital where the outstanding balance of CRE has increased by 50% or more during the prior 36 months(CHART) Construction, Land Development and Land Loans ($MM)% of Total Risk-Based Capital Concentration Level Concentration Level Appendix $315.4 $215.1 $148.6 $128.3 $118.8 $93.4 $814.4 $678.7 $549.0 $521.8 $498.3 $450.6 24 69.4% Reduction in CRE Loan Balance 83.1% Reduction in Construction, Development & Land Loan Balance 4.8% of Total Portfolio 22.3% of Total Portfolio $87.1 $420.4 $73.6 $398.1 $65.7 $347.0 $53.3 $249.5
Liquidity Sources of Liquidity Sources of Liquidity Sources of Liquidity Sources of Liquidity Fed Discount Window Investments available to sell or repo FHLB Capacity The Bank has joined the QwickRate interbank network, providing an additional source of liquidityThe Bank has obtained an unsecured line of credit in the amount of $6.5 million from Comerica, its correspondent bank Appendix 25 ($MM)
Interest Rate Risk Exposure to a Rising Rate Environment Exposure to a Rising Rate Environment Exposure to a Rising Rate Environment Impact of Immediate 200 bp Rate Increase on Next 12 Months Net Interest Income UCFC's goal is to effectively manage interest rate riskInterest rate risk can be measured in many different ways, including the exposure to a rise in interest rates UCFC is currently asset-sensitiveAs of September 30, 2012, if interest rates should suddenly rise (here, a hypothetical instantaneous 200 basis point positive parallel yield curve shift), UCFC's projected net interest income would increase by approximately $4.0 million Appendix 26 ($000)
Working Through the Problems REO Inflows/Outflows: 2010 through 2012 Year to Date ($MM) UCFC's Real Estate Owned (REO) portfolio shrank from 237 properties worth $30.3 million at the end of 2009 to 189 properties worth $19.7 million at September 30, 2012Since December 31, 2009, the Company took in 436 properties worth $57.3 million, but sold 484 properties worth $67.9 millionAs of September 30, 2012 ($MM): Bal. No.Residential $6.5 87Construction 10.6 82Commercial 2.7 20 $19.7 189 Appendix Impaired Inflows ($MM) (CHART) Impaired inflows have slowed 27 326Loans 420Loans 386Loans 94Loans 55Loans 67Loans 484 Properties 436 Properties 189 Properties 237 Properties 123Loans 75Loans 63Loans 45Loans